SPDR® Series Trust
Supplement Dated March 1, 2010
to the
Statement of Additional Information (“SAI”)
Dated October 31, 2009, as supplemented
The following disclosure is added on page 80 of the SAI as the second paragraph under the following headings: “Procedures for Redemption of Creation Units — Equity ETFs” and “Procedures for Redemption of Creation Units — Fixed Income ETFs.”
An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
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